Class A	PROAX
Class C	PROCX
Class I	PROTX
Class R	PRORX

PROSPECTUS

January 29, 2018

Advised by:

Probabilities Fund Management, LLC

1665 Union Street, Suite A

San Diego, CA 92101

1-855-224-7204

www.probabilitiesfund.com

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	2
Investment Adviser	3
Portfolio Managers	3
Purchase and Sale of Fund Shares	3
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
Investment Objective	4
Principal Investment Strategies	4
Principal Investment Risks	5
Temporary Investments	6
Portfolio Holdings Disclosure	6
Cybersecurity	6
MANAGEMENT	6
Investment Adviser	6
Portfolio Managers	7
HOW SHARES ARE PRICED	7
HOW TO PURCHASE SHARES	8
HOW TO REDEEM SHARES	12
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	14
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	14
DISTRIBUTION OF SHARES	15
Distributor	15
Distribution Fees	15
Additional Compensation to Financial Intermediaries	15
Householding	15
FINANCIAL HIGHLIGHTS	16
Privacy Notice	19

FUND SUMMARY

INVESTMENT OBJECTIVES: The Probabilities Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 8 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.35%	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (1)	0.51%	0.51%	0.51%
Acquired Fund Fees and Expenses (2)	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	2.30%	3.05%	2.05%
(1)	Restated to reflect current expenses.
(2)	Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies.
The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights when published, because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$794	$1,249	$1,730	$3,050
C	$407	$939	$1,596	$3,355
I	$207	$640	$1,098	$2,369

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended September 30, 2017 the Fund’s portfolio turnover rate was 2,011% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Fund utilizes a ‘‘fund of funds’’ structure to invest primarily in exchange-traded funds (“ETFs’’), including inverse ETFs and leveraged ETFs. ETFs that seek to track the performance of broad-based U.S. equity indices, principally the Standard & Poor's 500 (“S&P 500”) are referred to as “Index ETFs”. The Fund may also invest in ETFs that employ leverage (“Leveraged Index ETFs”) in an effort to deliver, on a daily basis, up to three times the performance of the S&P 500 or ETFs which seek returns which are the inverse of a U.S. equity index, (“Inverse Index ETFs”). In addition, the Fund may hold cash, money market instruments, or other cash equivalents (collectively, “Cash Instruments”).

The Fund’s adviser uses an active trading strategy based on a proprietary rules-based methodology to determine the Fund’s allocation among Index ETFs, Leveraged Index ETFs, Inverse Index ETFs and Cash Instruments that seeks to take advantage of long-term trends in the market. The Fund typically invests in either ETFs or Cash Instruments depending on the adviser’s assessment of the market. When the adviser believes that conditions are favorable for investment in equities, the Fund will invest in ETFs. During periods that the adviser believes will offer the highest

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probability of capital appreciation, the Fund will invest primarily in Leveraged ETFs; otherwise, the Fund will invest primarily in Index ETFs. When the adviser believes that market conditions are unfavorable for equities, the Fund will invest in Inverse Index ETFs or Cash Instruments.

The Fund’s investment program will emphasize active management of the Fund’s investments, with an emphasis on capturing profits on short-term movements. This policy will result in the Fund taking frequent trading positions. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may significantly exceed those of most investment entities of comparable size.

PRINCIPAL INVESTMENT RISKS: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

  ETFs Risk. ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF is subject to specific risks, depending on its investments.
    Leveraged ETFs employ leverage, which magnifies the changes in the value of the Leveraged ETFs, which could result in significant losses to the Fund. The Fund invests in Leveraged ETFs in an effort to deliver daily performance at three times the rate of the underlying index and if held over long periods of time, particularly in volatile markets, the ETFs may not achieve their objective and may, in fact, perform contrary to expectations.
    Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs tend to limit the Fund's participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect.
  Management Risk. The adviser's judgment about the attractiveness, value and potential appreciation of a particular security or derivative in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.
  Stock Market Risk. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

PERFORMANCE: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Class I shares of the Fund for each full calendar year since the Fund's inception. Returns of Class A shares and Class C shares, which are not presented, will vary from returns for Class I shares. The performance table compares the performance of the Class I shares of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-855-224-7204 or visiting www.probabilitiesfund.com.

The prior performance shown below includes performance of the Fund's predecessor limited partnership (Probabilities Fund, LP) through December 16, 2013. The prior performance is net of management fees and other expenses (including any performance fees). The predecessor limited partnership has been managed in the same style and by the same portfolio manager since the predecessor limited partnership's inception on January 1, 2008. The Fund's investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership’s investment goals, policies, guidelines and restrictions. The following information includes the predecessor limited partnership's annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a limited partnership. From its inception on January 1, 2008 through December 16, 2013, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance.

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Annual Total Return for Calendar Years Ended December 31

Best Quarter:	2nd Quarter 2009	28.75%
Worst Quarter:	1st Quarter 2009	(15.49)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

	One Year	Five Year	Life of Fund(1) (inception1-1-08)
Class I shares
Return before taxes	16.03%	7.21%	11.15%
Return after taxes on distributions	10.97%	5.95%	10.50%
Return after taxes on distributions and sale of Fund shares	9.10%	5.06%	8.95%
Class A shares
Return before taxes	9.14%	N/A	2.92%
Class C shares
Return before taxes	14.95%	N/A	3.71%
Standard & Poor's 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
(1)	The inception date for the Probabilities Fund, LP (the predecessor limited partnership) is January 1, 2008.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs).

The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks chosen for their market size, liquidity and industry group representation, and is considered to be representative of the U.S. equity market. Unlike a mutual fund, it also does not reflect any trading costs or management fees.

INVESTMENT ADVISER: Probabilities Fund Management, LLC

PORTFOLIO MANAGERS: Joseph B. Childrey, Founder and Chief Investment Officer of Probabilities Fund Management, LLC and Jonathan Chatfield, Chief Portfolio Manager, CFA Chief Compliance Officer of Probabilities Fund Management, LLC are portfolio managers. Mr. Childrey has served the Fund as portfolio manager since it commenced operations and Mr. Chatfield has served is such capacity since 2014 and they are responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.probabilitiesfund.com, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its adviser may waive any of the minimum initial and subsequent investment amounts at their discretion.

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Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$100
C	$2,500	$100
I	$2,500	$100
R	$2,500	$100

TAX INFORMATION: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The Fund seeks capital appreciation. The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Probabilities utilizes a rules-based methodology that seeks to take advantage of long-term market trends and momentum in the U.S. stock market, as represented primarily by the S&P 500. Using a quantitative and qualitative approach that evaluates cyclical and seasonal trends in the market and considers the potential impact of political and macro level economic events, the adviser seeks to identify when the U.S. equity markets or S&P 500 will have the highest and lowest probabilities of capital appreciation. When Probabilities determines that conditions are favorable for U.S. equities, the Fund will seek to gain exposure to broad-based U.S. equity indices, principally the S&P 500, through investment in a combination of Index ETFs and Leveraged Index ETFs. The Fund’s weightings among Index ETFs and Leveraged Index ETFs will vary depending upon the adviser’s evaluation of the potential opportunity for gains, but at all times the Fund views markets as favorable it will seek to provide up to 100% exposure or greater, depending on the extent to which the adviser employs Leveraged Index ETFs, to U.S. equities. During periods in which the adviser anticipates the highest probability for gains, the Fund will seek to maximize potential returns by increasing its weightings in Leveraged Index ETFs in order to achieve up to 200% exposure to broad-based U.S. indices, principally the S&P 500. When trends indicate that market conditions are unfavorable for U.S. equities, the Fund will invest in Inverse Index ETFs or Cash Instruments. The Fund will alternate between Index ETFs, Leveraged Index ETFs, Inverse Index ETFs, and Cash Instruments in accordance with the adviser’s methodology. While markets can change over time, the adviser generally expects the Fund to be invested in long ETFs up to 60% of the time during a typical calendar year.

The adviser’s strategy is based on long-term historical analyses and does not primarily attempt to anticipate market movements based on current conditions; rather, it attempts to isolate the periods of time where the U.S. equity markets, and in particular the S&P 500, has the greatest likelihood of capital appreciation in the longer term. The S&P 500 is an index of market capitalization weighted large- and mid-cap U.S. stocks. The adviser believes that the S&P 500 is a strong indicator of overall market performance. Accordingly, when trends are most favorable, the adviser seeks to maximize the Fund’s exposure to the S&P 500 and other broad-based U.S. indices by increasing its weightings in Leveraged Index ETFs.

The Fund’s investment program will emphasize active management of the Fund’s portfolio, with an emphasis on capturing profits on short-term movements. This policy will result in the Fund taking frequent trading positions. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of most investment entities of comparable size.

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PRINCIPAL INVESTMENT RISKS

  ETF Risk. ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Additional risks of investing in ETFs are described below:
    Net Asset Value and Market Price Risk. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
    Leverage Risk. Leveraged ETFs employ leverage, which magnifies the changes in the underlying equity index on which the Leveraged ETF is based. For example, if a Leveraged ETF's current benchmark is 200% of the S&P 500 Index and the ETF meets its objective, the value of the ETF will tend to increase at twice the rate of the underlying index (e.g., if the S&P 500 Index goes up 5% then the ETF's value should go up 10%). Likewise, if the S&P 500 Index decreases in value, the ETF’s value will decrease by twice as much (e.g., if the S&P 500 Index goes down 5% then the ETF's value should go down 10%). As a result, investing in Leveraged ETFs could result in significant losses for the Fund. The Fund invests in Leveraged ETFs in an effort to deliver daily performance at twice the rate of the underlying index, but if held over long periods of time, particularly in volatile markets, the ETFs may not achieve their objective and may, in fact, perform contrary to expectations.
    Tracking Risk. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they intend to track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability to track the applicable indices.
    ETF Inverse Risk. Under certain circumstances, the adviser may invest in ETFs, known as "inverse funds," which are designed to produce results opposite to market trends. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if a fund's current benchmark is 100% of the inverse of the XYZ Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the XYZ Index goes down 5% then the fund's value should go up 5%). Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the XYZ Index goes up 5% then the fund's value should go down 5%). Inverse ETFs tend to limit the Fund's participation in overall market-wide gains. Most inverse ETFs reset daily (meaning they aim to achieve their stated objective daily). Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect.
  Management Risk. Your investment in the Fund varies with the effectiveness of the adviser’s research, analysis and asset allocation among portfolio securities. The adviser's judgment about the attractiveness, value and potential appreciation of the particular security or derivative in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.
  Stock Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.
  Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
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TEMPORARY INVESTMENTS: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund may, from time-to-time, make available month-end portfolio holdings information on the website www.probabilitiesfund.com. If month-end portfolio holdings are posted to the website, they are expected to be approximately 60 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-224-7204.

CYBERSECURITY: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invest; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

INVESTMENT ADVISER: Probabilities Fund Management, LLC (“Probabilities”), 1665 Union Street, Suite A, San Diego, CA 92101, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, Probabilities is responsible for management of the Fund's investment portfolio. Probabilities is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. Probabilities was established in 2007, and also advises individuals, financial institutions, other pooled investment vehicles and corporations in addition to the Fund. As of September 30, 2017, Probabilities had approximately $195.9 million in assets under management.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.35% of the Fund's average daily net assets. The Fund's adviser has contractually agreed to reduce advisory fees and/or absorb expenses of the Fund, until at least January 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed the following levels of the average daily net assets attributable to each of the Class of shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Class	A	C	I
Expense Limit	2.14%	2.89%	1.89%

Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund's semi-annual shareholder report for the period ending March 31, 2016. For the fiscal year ended September 30, 2017, the adviser received fees in an amount equal to 1.36% of the Fund’s average daily net assets.

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PORTFOLIO MANAGERS

Joseph B. Childrey, Founder and Chief Investment Officer of Probabilities, has served as the portfolio manager of the Fund since its inception. Prior to founding Probabilities Fund, LP in 2007, Mr. Childrey was a consultant for Stone & Youngberg, LLC, a firm specializing in public finance and fixed income investments, from 2005 to 2006; a Senior Vice President for Wells Fargo Investments from 2000 to 2005; a Senior Vice President and Branch Manager for A.G. Edwards & Sons., Inc. from 1990 to 2000; and an Investment Executive with PaineWebber from 1988 to 1990. Mr. Childrey received a Bachelor of Arts degree from Western Maryland College, with a major in sociology.

Jonathan L. Chatfield, CFA, Chief Compliance Officer of Probabilities, has served as co-portfolio manager for the Portfolio since 2014. Prior to joining Probabilities in November 2013, Mr. Chatfield served as Portfolio Manager for Anchor Bay Capital, Inc. in Carlsbad, California (2010 – 2013 and 2006 - 2007); Portfolio Manager for FLC Capital Advisers in Palm Desert, California (2005 – 2006 and 2007 – 2009) and Portfolio Manager for Pritchard, Hubble and Herr in Plano, Texas (1994 – 2005). Mr. Chatfield also launched an independent Registered Investment Advisory firm, Chatfield Investment Services, provided consulting services to RIAs and published software used in the financial services industry. Mr. Chatfield received a Bachelor of Science degree from the University of California, Davis with a major in Agricultural and Managerial Economics.

Messrs. Childrey and Chatfield are supported by Probabilities' investment committee. The committee provides top-down economic analysis, quantitative research, momentum forecasting, technical analysis of current financial and economic conditions. The committee may review specific issues brought forth by the analysts, but final investment and portfolio management decisions are approved by the portfolio manager.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares, if any.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. If market quotations are not readily available, securities will be valued at fair value as determined using “fair value” approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

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The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 4 classes of shares. Class A, Class C, and Class I are currently offered by the Fund. Class R is not currently available for purchase. Under this Prospectus, the Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are ongoing fees, minimum investments, and sales charges. For information on ongoing distribution fees, see Distribution Fees on page 15 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. The adviser also reserves the right to waive investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Fund is $2,500 for retirement plan accounts and $2,500 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $100 for retirement plan accounts and $100 for all other accounts. These investment minimums may be waived by the adviser. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The sales charges described below, which may be waived in the adviser's discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a% of Offering Price(1)	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
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How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
  shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
  Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
  Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
  Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisers).
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  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares

Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. The minimum initial investment in the Class C shares is $2,500 and the minimum subsequent investment is $100. These investment minimums may be waived by the adviser.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class C and Class R shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the adviser, Class I shares require a minimum initial investment of $2,500 and the minimum subsequent investment is $100. Class I shares are offered to investment and institutional clients of the Fund’s adviser and its affiliates, to certain persons affiliated with the adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

Class R Shares

Class R shares of the Fund are not currently offered. When available, Class R shares will be offered at their NAV without an initial sales charge. This means that 100% of your initial investment will be placed into shares of the Fund. Class R shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Class R shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class R shareholder's investment and may cost more than other types of sales charges. The minimum initial investment in Class R shares is $2,500 and the minimum subsequent investment is $100. These investment minimums may be waived by the adviser.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail: Probabilities Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: Probabilities Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

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The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-224-7204 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-224-7204 for more information about the Fund's Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "Probabilities Fund." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of the NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after 4:00 p.m. (or the close of the NYSE if earlier) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

•         the name of the Fund and share class,

•         the dollar amount of shares to be purchased,

•         a completed purchase application or investment stub, and

•         check payable to the "Probabilities Fund."

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-224-7204 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail: Probabilities Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: Probabilities Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-224-7204. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Additional Information: The Fund typically expects that it will take up to 3 business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than the lesser of $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued under the Fund's net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

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Good Order: Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	You request a redemption to be made payable to a person not on record with the Fund,
•	you request that a redemption be mailed to an address other than that on record with the Fund,
•	the proceeds of a requested redemption exceed $50,000,
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

Class	A	C	I	R
Minimum	$2,500	$2,500	$2,500	$2,500

Low Balances: If at any time your account balance in the Fund falls below $2,500, the Fund may notify you that, unless the account is brought up to at least the minimum within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the minimum due to a decline in NAV.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy";
•	rejecting or limiting specific purchase requests; and
•	rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or the transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor its adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund).

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you

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reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

DISTRIBUTOR: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing Fees: The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans ("Plans") for Class A, Class R and Class C shares pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25%, 0.25% and 1.00%, respectively of the Fund's average daily net assets attributable to the respective class of shares. Class I does not have a Plan.

The Fund's distributor and other entities, including a broker-dealer affiliate of the Fund's adviser, are paid pursuant to the Plan for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES: The Distributor, the Fund’s affiliates, and the Fund's adviser and their affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities, provide additional cash payments, travel or other expense reimbursements, to financial intermediaries who sell shares of the Fund or assist in the marketing of the Fund, including placement agents and marketing specialists. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, conference sponsorships, costs or expenses of attending adviser-sponsored due diligence conferences, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

HOUSEHOLDING: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-224-7204 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by RSM US LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s September 30, 2017 annual report, which is available upon request.

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

Class A	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014 *

Net Asset Value, Beginning of Period	$10.11		$10.13		$10.56		$10.46
Increase (Decrease) From Operations:
Net investment loss (a)	(0.20)		(0.19)		(0.21)		(0.15)
Net gain from securities (both realized and unrealized)	1.40		0.29		0.03		0.25
Total from operations	1.20		0.10		(0.18)		0.10

Less Distributions:
From net realized gains on investments	—		(0.12)		(0.25)		—
Total Distributions	—		(0.12)		(0.25)		—

Net Asset Value, End of Period	$11.31		$10.11		$10.13		$10.56

Total Return (b)	11.87%		0.99%		(1.87)%		0.96	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$22,453		$19,053		$16,591		$11,187

Ratio of gross expenses to average net assets (e)	2.10%		2.11%		2.14%		2.33	% (c)
Ratio of net expenses to average net assets (e)	2.11	% (g)	2.14	% (g)	2.14	% (g)	2.14	% (c)
Ratio of net investment loss to average net assets (e) (f)	(1.83	)% (g)	(1.91	)% (g)	(1.98	)% (g)	(2.03	)% (c)
Portfolio turnover rate	2,011%		1,798%		1,712%		2,750	% (d)

*	Class A commenced operations on January 16, 2014.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses for the period ended September 30, 2014, total returns would have been lower. In periods where the Adviser recaptures a portion of the Fund’s expenses total returns would have been higher.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Such ratio includes the Adviser’s and prior Co-Adviser’s recapture of waived/reimbursed fees from prior periods. See Note 3.
16

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

Class C	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014 *

Net Asset Value, Beginning of Period	$9.90		$10.00		$10.50		$10.46
Increase (Decrease) From Operations:
Net investment loss (a)	(0.27)		(0.27)		(0.28)		(0.21)
Net gain from investments (both realized and unrealized)	1.37		0.29		0.03		0.25
Total from operations	1.10		0.02		(0.25)		0.04

Less Distributions:
From net realized gains on investments	—		(0.12)		(0.25)		—
Total Distributions	—		(0.12)		(0.25)		—

Net Asset Value, End of Period	$11.00		$9.90		$10.00		$10.50

Total Return (b)	11.11%		0.19%		(2.56)%		0.38	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,109		$6,140		$4,130		$1,797

Ratio of gross expenses to average net assets (e)	2.85%		2.86%		2.89%		3.08	% (c)
Ratio of net expenses to average net assets (e)	2.86	% (g)	2.89	% (g)	2.89	% (g)	2.89	% (c)
Ratio of net investment loss to average net assets (e) (f)	(2.58	)% (g)	(2.66	)% (g)	(2.74	)% (g)	(2.78	)% (c)
Portfolio turnover rate	2,011%		1,798%		1,712%		2,750	% (d)

*	Class C commenced operations on January 16, 2014.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses for the period ended September 30, 2014, total returns would have been lower. In periods where the Adviser recaptures a portion of the Fund’s expenses total returns would have been higher.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Such ratio includes the Adviser’s and prior Co-Adviser’s recapture of waived/reimbursed fees from prior periods. See Note 3.

17

Per share data and ratios for a share of beneficial interest outstanding throughout each period presented.

Class I	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014 *

Net Asset Value, Beginning of Period	$10.18		$10.18		$10.58		$10.00
Increase (Decrease) From Operations:
Net investment loss (a)	(0.17)		(0.17)		(0.18)		(0.15)
Net gain from investments (both realized and unrealized)	1.41		0.29		0.03		0.73
Total from operations	1.24		0.12		(0.15)		0.58

Less Distributions:
From net realized gains on investments	—		(0.12)		(0.25)		—
Total Distributions	—		(0.12)		(0.25)		—

Net Asset Value, End of Period	$11.42		$10.18		$10.18		$10.58

Total Return (b)	12.18%		1.18%		(1.58)%		5.80	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$51,462		$44,455		$42,434		$44,577

Ratio of gross expenses to average net assets (e)	1.85%		1.86%		1.89%		2.08	% (c)
Ratio of net expenses to average net assets (e)	1.86	% (g)	1.89	% (g)	1.89	% (g)	1.89	% (c)
Ratio of net investment loss to average net assets (e) (f)	(1.58	)% (g)	(1.65	)% (g)	(1.72	)% (g)	(1.78	)% (c)
Portfolio turnover rate	2,011%		1,798%		1,712%		2,750	% (d)

*	Class I commenced operations on December 12, 2013.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses for the period ended September 30, 2014, total returns would have been lower. In periods where the Adviser recaptures a portion of the Fund’s expenses total returns would have been higher.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Such ratio includes the Adviser’s and prior Co-Adviser’s recapture of waived/reimbursed fees from prior periods. See Note 3.

18

Rev. February 2014 PRIVACY NOTICE
FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balance § Retirement Asset § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-402-493-4603

19

Who we are
Who is providing this notice?	Northern Lights Fund Trust
What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust doesn’t jointly market.

20

Probabilities Fund

Adviser	Probabilities Fund Management, LLC 1665 Union Street, Suite A San Diego, CA 92101	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street, Suite 1000 Denver, CO 80202	Legal Counsel	Thompson Hine, LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, National Association 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated January 29, 2018 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-224-7204 or visit www.probabilitiesfund.com. You may also write to:

PROBABILITIES FUND

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720